SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund,

Variable Insurance Products Fund II,

Variable Insurance Products Fund III,

and Variable Insurance Products Fund IV

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on June 9, 2020

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxy-direct.com/fidelity

VARIABLE INSURANCE PRODUCTS FUND

VARIABLE INSURANCE PRODUCTS FUND II

VARIABLE INSURANCE PRODUCTS FUND III

VARIABLE INSURANCE PRODUCTS FUND IV

245 Summer Street, Boston, Massachusetts 02210

1-800-596-3222

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trusts:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on June 9, 2020, at 8 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

2.	For certain funds, to convert a fundamental investment policy to a non-fundamental investment policy.

The Board of Trustees has fixed the close of business on April 13, 2020, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
CYNTHIA LO BESSETTE
Secretary

April 13, 2020

Your vote is important – please vote your shares promptly.

Variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Variable product owners arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any variable product owner who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot or voting instruction form at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78

C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

VARIABLE INSURANCE PRODUCTS FUND

VARIABLE INSURANCE PRODUCTS FUND II

VARIABLE INSURANCE PRODUCTS FUND III

VARIABLE INSURANCE PRODUCTS FUND IV

TO BE HELD ON JUNE 9, 2020

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on June 9, 2020 at 8 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trusts. Appendix A contains a list of the funds in each trust (the funds).

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund	Page
1.	To elect a Board of Trustees.	All funds. See Appendix A for a list of funds in each trust.	2

2.	To convert a fundamental investment policy to a non-fundamental investment policy.	Funds listed in Appendix B.	6

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card or voting instruction form on or about April 13, 2020. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trusts.

Unless otherwise indicated in Appendix A, (i) the expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations and (ii) the expenses associated with reimbursing insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund.

For a fund whose management contract with Fidelity Management & Research Company LLC (FMR) obligates FMR to pay certain fund level expenses, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

Appendix A lists each fund’s auditor. The principal business address of FMR, each fund’s investment adviser, is 245 Summer Street, Boston, Massachusetts 02210. Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are included in Appendix C. The principal business address of Fidelity Distributors Company LLC, each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy or voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy or voting instruction form, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum. Most insurance company variable accounts will vote all of their shares in the same proportion as the voting instructions actually received from variable product owners. See page 2.

With respect to Proposal 1, one-third of each trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposal 2, one-third of the impacted fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of April 13, 2020 are indicated in Appendix D.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix E.

Certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on April 13, 2020 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Meeting in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on April 13, 2020, will be entitled to submit instructions to their company.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by most companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account. This means that a small number of votes could determine the outcome.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

We intend to hold the Meeting in person. However, we are actively monitoring the coronavirus (COVID-19); we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable for shareholders to attend the Meeting in person, we will announce alternative arrangements for the Meeting as promptly as practicable, which may include holding the Meeting by means of remote communication. Please monitor the website at www.proxy-direct.com/fidelity for updated information. If you are planning to attend the Meeting, please check the website one week prior to the Meeting date. As always, we encourage you to vote your shares prior to the Meeting.

For a free copy of each fund’s annual and/or semiannual reports, call Fidelity at 1-800-596-3222, visit Fidelity’s web site at institutional.fidelity.com, or write to Fidelity Distributors Company LLC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the applicable trust voted in person or by proxy at the Meeting. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposal 2, votes to ABSTAIN will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN will have no effect.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees of each trust. Pursuant to the provisions of the Trust Instrument of each trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy.

Appendix F shows the composition of the Board of Trustees of each trust and the length of service of each Trustee and member of the Advisory Board. Except for Bettina Doulton and Robert A. Lawrence, all nominees named below are currently Trustees or Advisory Board Members of the trusts and have served in that capacity continuously since originally elected or appointed. Certain nominees were previously elected by shareholders to serve as Trustees of certain trusts, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders of all trusts. With respect to the nominees not previously elected by shareholders of one or more trusts, the trusts’ Governance and Nominating Committee identified Messrs. Donahue, Smith, and Wiley as candidates; a third-party search firm retained by the Independent Trustees identified Vicki L. Fuller, Patricia L. Kampling, and Susan Tomasky as candidates; and an executive officer of FMR identified Ms. Doulton and Mr. Lawrence as candidates. The Governance and Nominating Committee has recommended all Independent Trustee candidates.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. A nominee shall be elected immediately upon shareholder approval, except that for Variable Insurance Products Fund, the election of Ms. Doulton will be effective on or before January 1, 2021. For Variable Insurance Products Fund, the election of the nominees (excluding Ms. Doulton) will result in a board comprised of 14 Trustees, the maximum number permitted under the trust’s organizational documents. Accordingly, Ms. Doulton’s election will be effective once there is a vacancy on the board, which is currently expected to be January 1, 2021.

Except for Messrs. Lawrence and Wiley and Mses. Doulton, Fuller, Kampling, and Tomasky, each of the nominees currently oversees 302 Fidelity funds. Mr. Wiley currently oversees 199 Fidelity funds. If elected, each nominee will oversee 302 Fidelity funds upon effectiveness of their election with respect to all trusts.

James C. Curvey also currently serves as Trustee of each trust and Jonathan Chiel currently serves as trustee of Variable Insurance Products Fund. Mr. Chiel is not nominated for election by shareholders but will continue to serve as a Trustee of such trusts following the election. Mr. Chiel currently oversees 173 Fidelity funds. Mr. Curvey recently announced his retirement from the Board and, as a result, is not standing for reelection.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Mr. Lawrence currently serves as Chairman of the Board of Trustees of the Strategic Advisers Funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

*	Determined to be an “Interested Nominee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

+

The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-Present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005) and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of the Board of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present) and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

+

The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

[As of [ ], the Trustees and nominees for election as Trustee and the officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.]

[During the period January 1, 2019 through February 29, 2020, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.]

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Each trust’s Board met [ ] times during the fiscal year ended December 31, 2019.

For more information about the current Trustees who are not nominees in this Proxy Statement, refer to the section entitled “Trustees, Advisory Board Members, and Officers of the Funds.” For information about the funds’ Board structure and risk oversight function, and current standing committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Funds’ Trustees.”

The dollar range of equity securities beneficially owned as of [ ] by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee or Trustees is included in Appendix G.

Trustee compensation information for each fund covered by this Proxy Statement is included in Appendix H.

The Board of Trustees recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2

TO CONVERT A FUNDAMENTAL INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY

VIP Balanced Portfolio, VIP ContrafundSM Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income PortfolioSM, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Index 500 Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio

The investment policy for each fund set forth in Appendix I (Policy) is “fundamental,” meaning that it may only be changed by a vote of shareholders of the fund. Each such Policy sets forth the fund’s investment objective and, in certain cases, related policy language. The Board of Trustees recommends that shareholders approve the proposal to make each Policy non-fundamental.

Because each fund’s Policy can only be changed with shareholder approval, it can be difficult, expensive and time consuming for a fund to revise its Policy in response to changes in the market. If approved, this change will allow the Board of Trustees to change each fund’s Policy without the delay and expense of a shareholder vote. If in the future, if the Board of Trustees approves a change to a fund’s Policy, shareholders would receive notice of such change and the fund’s prospectus would be updated accordingly. If this proposal is approved, shareholders will not have the right to vote on any future change to a fund’s Policy. Converting each Policy to non-fundamental would bring the funds in line with industry practice as well as with the practices of certain other Fidelity funds and could potentially avoid entirely, or reduce, future proxy costs and provide greater flexibility for evolution over time. There is no present intention to change the way in which any fund is currently managed if the proposal is approved.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. If the conversion of the Policy from fundamental to non-fundamental is approved by a fund’s shareholders, the change will take effect in conjunction with the fund’s next annual prospectus revision. If Proposal 2 is not approved by a fund’s shareholders, the Policy will remain a fundamental policy for that fund.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES, ADVISORY BOARD MEMBERS, AND

OFFICERS OF THE FUNDS

Appendix H shows the composition of the Board of Trustees of each trust and the Advisory Board Members, if any, of each trust. The officers of the funds include: Elizabeth Paige Baumann, Craig S. Brown, John J. Burke III, William C. Coffey, Timothy M. Cohen, Jonathan Davis, Laura M. Del Prato, Colm A. Hogan, Pamela R. Holding, Cynthia Lo Bessette, Chris Maher, Kenneth B. Robins, Stacie M. Smith, Marc L. Spector, and Jim Wegmann. Additional information about Messrs. Dirks, Donahue, Lacy, Lautenbach, Mauriello, Smith, Thomas, and Wiley and Mses. Fuller, Kampling, Small, and Tomasky can be found in Proposal 1. Additional information about Messrs. Chiel and Curvey, Peter S. Lynch, and the officers of the funds can be found in the following table.

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

*	Determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the trusts or various entities under common control with FMR.
+

The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

The officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer and Mr. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer – Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE FUNDS’ TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Mr. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mr. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s high income and certain equity funds, and other Boards oversee Fidelity’s investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds’ Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the funds, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.

While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), the adviser’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity® funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 11 standing committees. The members of each committee are Independent Trustees. Advisory Board Members may be invited to attend meetings of the committees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair and Mr. Thomas serving as Vice Chair. Mr. Wiley also serves as Vice Chair (for trusts for which he serves as trustee). The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2019, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of Messrs. Donahue (Chair), Dirks, Mauriello, and Thomas, and Ms. Small. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR’s Fair Value Committee. During the fiscal year ended December 31, 2019, the committee held five meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Donahue, Lacy, and Wiley (for trusts for which he serves as trustee)) and the Equity II Committee (composed of Messrs. Thomas (Chair), Lautenbach, Mauriello, and Smith). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund’s investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee’s review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group’s deliberations. During the fiscal year ended December 31, 2019, the Equity I Committee held seven meetings and the Equity II Committee held seven meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Thomas, and Wiley (for trusts for which he serves as trustee), and Ms. Small. Regarding shareholder services, the committee considers the structure and amount of the funds’ transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder’s fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended December 31, 2019, the committee held six meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Donahue, Lacy, and Wiley (for trusts for which he serves as trustee). All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee meets separately at least annually with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds’ outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers, (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process, will discuss with FMR , the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds’ financial statements. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2019, the committee held four meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Dirks, Thomas, and Wiley (for trusts for which he serves as trustee). With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with FMR, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is attached as Exhibit 1. During the fiscal year ended December 31, 2019, the committee held seven meetings.

The Compliance Committee is composed of Messrs. Lacy (Chair), Lautenbach, Mauriello, and Smith, and Ms. Small. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds’ compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended December 31, 2019, the committee held five meetings.

The Proxy Voting Committee is composed of Messrs. Smith (Chair), Dirks, and Thomas, and Ms. Small. The committee reviews the fund’s proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between FMR and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund’s annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR’s recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended December 31, 2019, the committee held three meetings.

The Research Committee is composed of Messrs. Lacy (Chair), Thomas, and Wiley (for trusts for which he serves as trustee), and Ms. Small. The Committee’s purpose is to assess the quality of the investment research available to FMR’s investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR’s internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR’s research function. During the fiscal year ended December 31, 2019, the committee held seven meetings.

The Sector and ETF Committee is composed of Messrs. Wiley, Donahue, and Smith, with Mr. Wiley currently serving as the Chair. The committee assists the Board in acting independently of Fidelity by receiving and considering information related to Fidelity’s sector funds (Sector Funds) and exchange-traded funds (ETFs), and recommends any appropriate policy changes. The committee also considers the services provided to the Sector Funds and ETFs by third-parties and non-investment management services provided to the Sector Funds and ETFs by Fidelity and its affiliates as well as issues bearing on the various distribution channels employed by the Sector Funds and ETFs. In particular, the committee will: (i) receive information on sales and redemptions of shares of the ETFs via creation units; (ii) receive updates on any sub-advisers engaged to manage assets of the ETFs; (iii) receive information on index providers to the Sector Funds and ETFs; and (iv) consider issues bearing on the business platform of the Sector Funds. During the fiscal year ended December 31, 2019, the committee held two meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, Deloitte Entities), has been selected as the independent registered public accounting firm for each fund, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms audit annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

Each trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix J presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix K presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix L presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trusts’ Audit Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO INSURANCE COMPANIES

Please advise the trusts, in care of Client Services at 1-800-596-3222, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

EXHIBIT 1

EQUITY AND HIGH INCOME FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

A. Background

The investment companies managed or administered by Fidelity Management & Research Company or its affiliates (collectively, “Fidelity”) comprising the Equity and High Income Funds of the Fidelity Funds are referred to as the “Funds”; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and other Trustees are referred to as the “Management Trustees.” The Board of Trustees, including at least a majority of the Independent Trustees, has adopted this Charter, which may from time to time be amended or supplemented by vote of the Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee. The Governance and Nominating Committee is referred to herein as the “Committee.”

B. Purposes of the Committee

The purposes of the Committee are as follows:

(1) To identify individuals qualified to serve as Independent Trustees.

(2) To advise the Board of Trustees with respect to Board composition, procedures and committees.

(3) To oversee periodic self-assessments of the Board of Trustees and committees of the Board of Directors.

(4) To monitor corporate governance matters and make recommendations in respect thereof to the Board of Trustees.

(5) To act as the administrative committee with respect to Board of Trustees policies and procedures, committee policies and procedures and codes of ethics as they relate to Independent Directors.

(6) To review and make recommendations to the Board of Directors in respect of Independent Director compensation.

C. Composition of the Committee

All members of the Committee will be Independent Trustees. The members and the Chair of the Committee will be determined annually by vote of the Independent Trustees, upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. Advisory Board members, if any, may be invited to attend meetings of the Committee.

D. Chair; Functions of the Chair

An Independent Trustee will act as Chair of the Committee (the “Chair”). The Chair will have the following responsibilities:

(1) The Chair will preside at all meetings of the Committee. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair will be responsible for reviewing and providing direction on meeting agendas.

(3) The Chair will coordinate with the chairs of other committees as appropriate.

(4) At meetings of the Operations Committee or the Board of Trustees the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

(6) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

E. Meetings and Procedures of the Committee

(1) The Committee will normally meet each time the full Board meets, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust or other charter document of the applicable Fund, the Bylaws of such Fund and this Charter.

(3) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of members required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the applicable Fund.

F. Particular Actions of the Committee

(1)	Governance Functions

(a)	Periodically review Board and Committee procedures and Committee Charters.

(b)	Periodically review Independent Trustee compensation and recommend any changes deemed by the Committee to be appropriate.

(c)	Make recommendations on the frequency and structure of Board of Trustees meetings.

(d)	Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(e)

Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(f)	Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(g)	Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(h)	Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(i)

Monitor the performance of legal counsel employed by the Funds and the Independent Trustees and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(j)	Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(k)

Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(l)	Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(m)

Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will report regularly to the Independent Trustees with respect to these activities.

(n)

Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

(o)

Oversee the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance. The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

(2)	Nominating Functions

(a)	Identification of Candidates

(i)

Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(ii)

Periodically review the Independent Trustees’ Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(iii)

Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(iv)

Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. In accordance with the definition of “advisory board” in Section 2(a)(1) of the Investment Company Act of 1940, any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(v)

Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

G. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary. The Committee may call upon the Funds’ independent accountants (with the concurrence of the Audit Committee) or other third parties for such fact-finding and analysis as may be appropriate in light of the objectives of this Charter.

H. Self-Assessment; Amendment of Charter

The Committee shall, on an annual basis, assess its performance. The Committee shall address such matters as the Committee considers relevant to its performance. The Committee shall report to the Board on an annual basis the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to a Fund’s or the Board’s policies or procedures. This report may be oral or written. The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

APPENDIX A

List of trusts and funds and fund auditors.

TRUST/Fund	Auditor[1]
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	PwC
VIP Floating Rate High Income Portfolio	PwC
VIP Growth Portfolio	PwC
VIP High Income Portfolio	PwC
VIP Overseas Portfolio	PwC
VIP Value Portfolio	Deloitte

VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio	Deloitte
VIP Disciplined Small Cap Portfolio	Deloitte
VIP Emerging Markets Portfolio	Deloitte
VIP Extended Market Index Portfolio	Deloitte
VIP Index 500 Portfolio[2]	Deloitte
VIP International Capital Appreciation Portfolio	PwC
VIP International Index Portfolio	Deloitte
VIP Total Market Index Portfolio	Deloitte

VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	Deloitte
VIP Dynamic Capital Appreciation Portfolio	Deloitte
VIP Growth & Income Portfolio	Deloitte
VIP Growth Opportunities Portfolio	Deloitte
VIP Mid Cap Portfolio	PwC
VIP Value Strategies Portfolio	Deloitte

VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	PwC
VIP Consumer Discretionary Portfolio	PwC
VIP Consumer Staples Portfolio	PwC
VIP Energy Portfolio	PwC
VIP Financial Services Portfolio	PwC
VIP Health Care Portfolio	PwC
VIP Industrials Portfolio	PwC
VIP Materials Portfolio	PwC
VIP Real Estate Portfolio	PwC
VIP Technology Portfolio	PwC
VIP Utilities Portfolio	PwC

[1]	“PwC” refers to PricewaterhouseCoopers LLP and “Deloitte” refers to Deloitte & Touche LLP.
[2]	Expenses in connection with preparing this proxy statement and all solicitations will be borne by FMR.

A-1

APPENDIX B

Shareholders of each of the following funds will be voting on Proposal 2:

Fund

VIP Balanced Portfolio

VIP Contrafund Portfolio

VIP Disciplined Small Cap Portfolio

VIP Dynamic Capital Appreciation Portfolio

VIP Emerging Markets Portfolio

VIP Equity-Income Portfolio

VIP Floating Rate High Income Portfolio

VIP Growth & Income Portfolio

VIP Growth Opportunities Portfolio

VIP Growth Portfolio

VIP High Income Portfolio

VIP Index 500 Portfolio

VIP International Capital Appreciation Portfolio

VIP Mid Cap Portfolio

VIP Overseas Portfolio

VIP Value Portfolio

VIP Value Strategies Portfolio

B-1

APPENDIX C

Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are listed below.

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Geode[7]
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	X	X	X	—	—	—	—
VIP Floating Rate High Income Portfolio	X	X	X	—	—	—	—
VIP Growth Portfolio	X	X	X	—	—	—	—
VIP High Income Portfolio	X	X	X	—	—	—	—
VIP Overseas Portfolio	X	X	X	X	X	X	—
VIP Value Portfolio	X	X	X	—	—	—	—
VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio	X	X	X	—	—	—	—
VIP Disciplined Small Cap Portfolio	—	—	—	—	—	—	X
VIP Emerging Markets Portfolio	X	X	X	X	X	X	—
VIP Extended Market Index Portfolio	—	—	—	—	—	—	X
VIP Index 500 Portfolio	—	—	—	—	—	—	X
VIP International Capital Appreciation Portfolio	X	X	X	X	—	X	—
VIP International Index Portfolio	—	—	—	—	—	—	X
VIP Total Market Index Portfolio	—	—	—	—	—	—	X
VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	X	X	X	—	—	—	—
VIP Dynamic Capital Appreciation Portfolio	X	X	X	—	—	—	—
VIP Growth & Income Portfolio	X	X	X	—	—	—	—
VIP Growth Opportunities Portfolio	X	X	X	—	—	—	—
VIP Mid Cap Portfolio	X	X	X	—	—	—	—
VIP Value Strategies Portfolio	X	X	X	—	—	—	—
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	X	X	X	—	—	—	—
VIP Consumer Discretionary Portfolio	X	X	X	—	—	—	—
VIP Consumer Staples Portfolio	X	X	X	—	—	—	—
VIP Energy Portfolio	X	X	X	—	—	—	—
VIP Financial Services Portfolio	X	X	X	—	—	—	—
VIP Health Care Portfolio	X	X	X	—	—	—	—
VIP Industrials Portfolio	X	X	X	—	—	—	—
VIP Materials Portfolio	X	X	X	—	—	—	—
VIP Real Estate Portfolio	X	X	X	—	—	—	—
VIP Technology Portfolio	X	X	X	—	—	—	—
VIP Utilities Portfolio	X	X	X	—	—	—	—

[1]	The principal business address of FMR Investment Management (UK) Limited (FMR UK) is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.
[2]	The principal business address of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.
[3]	The principal business address of Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.
[4]	The principal business address of FIL Investment Advisors (FIA) is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.
[5]	The principal business address of FIL Investments (Japan) Limited (FIJ) is Tri-Seven Roppongi, 7-7-7 Roppongi, Minato-ku, Tokyo,Japan 106-0032.
[6]	The principal business address of FIL Investment Advisors (UK) Limited (FIA (UK)) is Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom.
[7]	The principal business address of Geode Capital Management, LLC (Geode) is 100 Summer Street, 12th Floor, Boston,Massachusetts 02110.

C-1

APPENDIX D

Information regarding the number of shares of each fund and class, as applicable, of each trust issued and outstanding is provided below.

TRUST/Fund	Number of Shares Outstanding as of [ ]
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	[ ]
VIP Floating Rate High Income Portfolio	[ ]
VIP Growth Portfolio	[ ]
VIP High Income Portfolio	[ ]
VIP Overseas Portfolio	[ ]
VIP Value Portfolio	[ ]
VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio	[ ]
VIP Disciplined Small Cap Portfolio	[ ]
VIP Emerging Markets Portfolio	[ ]
VIP Extended Market Index Portfolio	[ ]
VIP Index 500 Portfolio	[ ]
VIP International Capital Appreciation Portfolio	[ ]
VIP International Index Portfolio	[ ]
VIP Total Market Index Portfolio	[ ]
VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	[ ]
VIP Dynamic Capital Appreciation Portfolio	[ ]
VIP Growth & Income Portfolio	[ ]
VIP Growth Opportunities Portfolio	[ ]
VIP Mid Cap Portfolio	[ ]
VIP Value Strategies Portfolio	[ ]
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	[ ]
VIP Consumer Discretionary Portfolio	[ ]
VIP Consumer Staples Portfolio	[ ]
VIP Energy Portfolio	[ ]
VIP Financial Services Portfolio	[ ]
VIP Health Care Portfolio	[ ]
VIP Industrials Portfolio	[ ]
VIP Materials Portfolio	[ ]
VIP Real Estate Portfolio	[ ]
VIP Technology Portfolio	[ ]
VIP Utilities Portfolio	[ ]

D-1

APPENDIX E

To the knowledge of the trusts, substantial (5% or more) record and/or beneficial ownership of each fund or class on [ ] was as follows:

VARIABLE INSURANCE PRODUCTS FUND
Class Name	Owner Name	City	State	Ownership %

VARIABLE INSURANCE PRODUCTS FUND II
Class Name	Owner Name	City	State	Ownership %

VARIABLE INSURANCE PRODUCTS FUND III
Class Name	Owner Name	City	State	Ownership %

VARIABLE INSURANCE PRODUCTS FUND IV
Class Name	Owner Name	City	State	Ownership %

[To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.]

[A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.]

E-1

APPENDIX F

The following chart lists the lengths of service of each current Trustee or Advisory Board Member of each trust.

	Interested Trustees*			Advisory Board Members
Trust	Jonathan Chiel	James C. Curvey	Vicki L. Fuller	Patricia L. Kampling	Peter S. Lynch	Susan Tomasky
Variable Insurance Products Fund	Trustee 2016	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2003	Advisory Board Member 2020
Variable Insurance Products Fund II	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2003	Advisory Board Member 2020
Variable Insurance Products Fund III	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2003	Advisory Board Member 2020
Variable Insurance Products Fund IV	n/a	Trustee 2018	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2018	Advisory Board Member 2020

Independent Trustees
Trust	Dennis J. Dirks	Donald F. Donahue	Alan J. Lacy	Ned C. Lautenbach	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Michael E. Wiley
Variable Insurance Products Fund	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Advisory Board Member 2018
Variable Insurance Products Fund II	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018
Variable Insurance Products Fund III	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018
Variable Insurance Products Fund IV	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2013	Trustee 2018	Trustee 2008

*	Trustee has been determined to be “interested” by virtue of, among other things, his affiliation with a trust or various entities under common control with FMR.

F-1

APPENDIX G

Information regarding nominee and Trustee ownership of fund shares is provided below.

Interested Nominees

DOLLAR RANGE OF FUND SHARES AS OF January 31, 2020	Bettina Doulton	Robert A. Lawrence
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	[ ]	[ ]
VIP Floating Rate High Income Portfolio	[ ]	[ ]
VIP Growth Portfolio	[ ]	[ ]
VIP High Income Portfolio	[ ]	[ ]
VIP Overseas Portfolio	[ ]	[ ]
VIP Value Portfolio	[ ]	[ ]
VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio	[ ]	[ ]
VIP Disciplined Small Cap Portfolio	[ ]	[ ]
VIP Emerging Markets Portfolio	[ ]	[ ]
VIP Extended Market Index Portfolio	[ ]	[ ]
VIP Index 500 Portfolio	[ ]	[ ]
VIP International Capital Appreciation Portfolio	[ ]	[ ]
VIP International Index Portfolio	[ ]	[ ]
VIP Total Market Index Portfolio	[ ]	[ ]
VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	[ ]	[ ]
VIP Dynamic Capital Appreciation Portfolio	[ ]	[ ]
VIP Growth & Income Portfolio	[ ]	[ ]
VIP Growth Opportunities Portfolio	[ ]	[ ]
VIP Mid Cap Portfolio	[ ]	[ ]
VIP Value Strategies Portfolio	[ ]	[ ]
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	[ ]	[ ]
VIP Consumer Discretionary Portfolio	[ ]	[ ]
VIP Consumer Staples Portfolio	[ ]	[ ]
VIP Energy Portfolio	[ ]	[ ]
VIP Financial Services Portfolio	[ ]	[ ]
VIP Health Care Portfolio	[ ]	[ ]
VIP Industrials Portfolio	[ ]	[ ]
VIP Materials Portfolio	[ ]	[ ]
VIP Real Estate Portfolio	[ ]	[ ]
VIP Technology Portfolio	[ ]	[ ]
VIP Utilities Portfolio	[ ]	[ ]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[ ]	[ ]

Independent Nominees

DOLLAR RANGE OF FUND SHARES AS OF January 31, 2020	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Alan J. Lacy	Ned C. Lautenbach
VARIABLE INSURANCE PRODUCTS FUND	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Equity-Income Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Floating Rate High Income Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Growth Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP High Income Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Overseas Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Value Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

DOLLAR RANGE OF FUND SHARES AS OF January 31, 2020	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Alan J. Lacy	Ned C. Lautenbach
VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Disciplined Small Cap Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Emerging Markets Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Extended Market Index Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Index 500 Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP International Capital Appreciation Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP International Index Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Total Market Index Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Dynamic Capital Appreciation Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Growth & Income Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Growth Opportunities Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Mid Cap Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Value Strategies Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Consumer Discretionary Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Consumer Staples Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Energy Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Financial Services Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Health Care Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Industrials Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Materials Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Real Estate Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Technology Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Utilities Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

DOLLAR RANGE OF FUND SHARES AS OF January 31, 2020	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Susan Tomasky	Michael E. Wiley
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Floating Rate High Income Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Growth Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP High Income Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Overseas Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Value Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Disciplined Small Cap Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Emerging Markets Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Extended Market Index Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Index 500 Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP International Capital Appreciation Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP International Index Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Total Market Index Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Dynamic Capital Appreciation Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Growth & Income Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Growth Opportunities Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Mid Cap Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Value Strategies Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Consumer Discretionary Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Consumer Staples Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Energy Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Financial Services Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Health Care Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Industrials Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Materials Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Real Estate Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Technology Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
VIP Utilities Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Interested Trustees

DOLLAR RANGE OF FUND SHARES AS OF January 31, 2020	Jonathan Chiel	James C. Curvey
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	[ ]	[ ]
VIP Floating Rate High Income Portfolio	[ ]	[ ]
VIP Growth Portfolio	[ ]	[ ]
VIP High Income Portfolio	[ ]	[ ]
VIP Overseas Portfolio	[ ]	[ ]
VIP Value Portfolio	[ ]	[ ]
VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio	[ ]	[ ]
VIP Disciplined Small Cap Portfolio	[ ]	[ ]
VIP Emerging Markets Portfolio	[ ]	[ ]
VIP Extended Market Index Portfolio	[ ]	[ ]
VIP Index 500 Portfolio	[ ]	[ ]
VIP International Capital Appreciation Portfolio	[ ]	[ ]
VIP International Index Portfolio	[ ]	[ ]
VIP Total Market Index Portfolio	[ ]	[ ]
VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	[ ]	[ ]
VIP Dynamic Capital Appreciation Portfolio	[ ]	[ ]
VIP Growth & Income Portfolio	[ ]	[ ]
VIP Growth Opportunities Portfolio	[ ]	[ ]
VIP Mid Cap Portfolio	[ ]	[ ]
VIP Value Strategies Portfolio	[ ]	[ ]
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	[ ]	[ ]
VIP Consumer Discretionary Portfolio	[ ]	[ ]
VIP Consumer Staples Portfolio	[ ]	[ ]
VIP Energy Portfolio	[ ]	[ ]
VIP Financial Services Portfolio	[ ]	[ ]
VIP Health Care Portfolio	[ ]	[ ]
VIP Industrials Portfolio	[ ]	[ ]
VIP Materials Portfolio	[ ]	[ ]
VIP Real Estate Portfolio	[ ]	[ ]
VIP Technology Portfolio	[ ]	[ ]
VIP Utilities Portfolio	[ ]	[ ]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[ ]	[ ]

APPENDIX H

The following table sets forth information describing the compensation of each Trustee and member of the Advisory Board for his or her services, for each fund’s fiscal year ended December 31, 2019. Jonathan Chiel, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by Fidelity. Patricia L. Kampling and Susan Tomasky are members of the Advisory Board of each trust effective February 1, 2020 and as such received no compensation from the funds or fund complex for the periods shown.

Compensation Table

AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Alan J. Lacy	Ned C. Lautenbach
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	$2,076	$1,978	$1,924	$1,934	$2,344
VIP Floating Rate High Income Portfolio	$109	$103	$101	$101	$123
VIP Growth Portfolio	$2,248	$2,141	$2,084	$2,095	$2,538
VIP High Income Portfolio	$404	$385	$375	$377	$456
VIP Overseas Portfolio	$632	$602	$586	$589	$713
VIP Value Portfolio	$128	$122	$119	$119	$144
VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio[1]	$7,211	$6,868	$6,684	$6,719	$8,141
VIP Disciplined Small Cap Portfolio	$109	$104	$101	$101	$123
VIP Emerging Markets Portfolio	$176	$168	$163	$164	$199
VIP Extended Market Index Portfolio	$20	$19	$19	$19	$23
VIP Index 500 Portfolio	$3,348	$3,189	$3,103	$3,120	$3,780
VIP International Capital Appreciation Portfolio	$133	$127	$123	$124	$150
VIP International Index Portfolio	$33	$32	$31	$31	$38
VIP Total Market Index Portfolio	$49	$47	$46	$46	$56
VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	$1,790	$1,705	$1,660	$1,669	$2,022
VIP Dynamic Capital Appreciation Portfolio	$64	$61	$60	$60	$73
VIP Growth & Income Portfolio	$582	$554	$539	$542	$657
VIP Growth Opportunities Portfolio	$514	$489	$476	$479	$580
VIP Mid Cap Portfolio[2]	$2,994	$2,853	$2,776	$2,790	$3,380
VIP Value Strategies Portfolio	$160	$153	$149	$149	$181
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	$26	$25	$25	$25	$30
VIP Consumer Discretionary Portfolio	$83	$79	$77	$78	$94
VIP Consumer Staples Portfolio	$89	$85	$83	$83	$101
VIP Energy Portfolio	$89	$85	$83	$83	$101
VIP Financial Services Portfolio	$66	$63	$61	$62	$75
VIP Health Care Portfolio	$343	$326	$318	$319	$387
VIP Industrials Portfolio	$72	$69	$67	$67	$82
VIP Materials Portfolio	$21	$20	$19	$19	$23
VIP Real Estate Portfolio	$164	$156	$152	$152	$185
VIP Technology Portfolio	$301	$287	$279	$281	$340
VIP Utilities Portfolio	$86	$82	$80	$80	$98
TOTAL COMPENSATION FROM THE FUND COMPLEX[3]	$507,000	$483,000	$470,000	$472,500	$572,500

AGGREGATE COMPENSATION FROM A FUND	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Michael E. Wiley
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	$2,186	$1,963	$1,972	$2,078	$2,037
VIP Floating Rate High Income Portfolio	$114	$103	$103	$109	$106
VIP Growth Portfolio	$2,367	$2,126	$2,135	$2,250	$2,206
VIP High Income Portfolio	$426	$382	$384	$405	$397
VIP Overseas Portfolio	$665	$598	$600	$632	$620
VIP Value Portfolio	$135	$121	$122	$128	$126

H-1

AGGREGATE COMPENSATION FROM A FUND	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Michael E. Wiley
VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio[1]	$7,591	$6,821	$6,849	$7,217	$7,075
VIP Disciplined Small Cap Portfolio	$114	$103	$103	$109	$107
VIP Emerging Markets Portfolio	$186	$166	$167	$176	$173
VIP Extended Market Index Portfolio	$21	$19	$19	$20	$20
VIP Index 500 Portfolio	$3,526	$3,165	$3,177	$3,351	$3,285
VIP International Capital Appreciation Portfolio	$140	$126	$126	$133	$131
VIP International Index Portfolio	$35	$32	$32	$33	$33
VIP Total Market Index Portfolio	$52	$47	$47	$49	$48
VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	$1,886	$1,693	$1,700	$1,792	$1,757
VIP Dynamic Capital Appreciation Portfolio	$68	$61	$61	$64	$63
VIP Growth & Income Portfolio	$613	$550	$553	$582	$571
VIP Growth Opportunities Portfolio	$541	$486	$487	$514	$504
VIP Mid Cap Portfolio[2]	$3,151	$2,832	$2,846	$2,996	$2,937
VIP Value Strategies Portfolio	$169	$152	$152	$160	$157
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	$28	$25	$25	$26	$26
VIP Consumer Discretionary Portfolio	$88	$79	$79	$83	$82
VIP Consumer Staples Portfolio	$94	$84	$85	$89	$87
VIP Energy Portfolio	$94	$84	$85	$89	$87
VIP Financial Services Portfolio	$70	$63	$63	$66	$65
VIP Health Care Portfolio	$360	$324	$326	$343	$336
VIP Industrials Portfolio	$76	$68	$69	$72	$71
VIP Materials Portfolio	$22	$20	$20	$21	$20
VIP Real Estate Portfolio	$172	$155	$155	$164	$160
VIP Technology Portfolio	$317	$285	$286	$301	$295
VIP Utilities Portfolio	$91	$82	$82	$86	$85
TOTAL COMPENSATION FROM THE FUND COMPLEX[3]	$534,000	$479,500	$481,500	$507,500	$497,500

[1]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,114; Alan J. Lacy, $6,114; Joseph Mauriello, $6,541; Cornelia M. Small, $4,076; Garnett A. Smith, $6,114; and Michael E. Wiley, $5,590.

[2]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,540; Alan J. Lacy, $2,540; Joseph Mauriello, $2,717; Cornelia M. Small, $1,692; Garnett A. Smith, $2,540; and Michael E. Wiley, $2,321.

[3]

Reflects compensation received for the calendar year ended December 31, 2019 for 302 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $262,489; Alan J. Lacy, $262,489; Joseph Mauriello, $280,802; Cornelia M. Small, $175,000; Garnett A. Smith, $262,489; and Michael E. Wiley, $240,000.

H-2

APPENDIX I

The policies to be converted under Proposal 2 are provided below.

Fund	Investment Policy
VIP Balanced Portfolio	VIP Balanced Portfolio seeks income and capital growth consistent with reasonable risk.

VIP Contrafund Portfolio	VIP Contrafund Portfolio seeks long-term capital appreciation.

VIP Disciplined Small Cap Portfolio	VIP Disciplined Small Cap Portfolio seeks capital appreciation.

VIP Dynamic Capital Appreciation Portfolio	VIP Dynamic Capital Appreciation Portfolio seeks capital appreciation.

VIP Emerging Markets Portfolio	VIP Emerging Markets Portfolio seeks capital appreciation.

VIP Equity-Income Portfolio	VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Index.

VIP Floating Rate High Income Portfolio	VIP Floating Rate High Income Portfolio seeks a high level of current income.

VIP Growth & Income Portfolio	VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

VIP Growth Opportunities Portfolio	VIP Growth Opportunities Portfolio seeks to provide capital growth.

VIP Growth Portfolio	VIP Growth Portfolio seeks to achieve capital appreciation.

VIP High Income Portfolio	VIP High Income Portfolio seeks a high level of current income, while also considering growth of capital.

VIP Index 500 Portfolio	VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

VIP International Capital Appreciation Portfolio	VIP International Capital Appreciation Portfolio seeks capital appreciation.

VIP Mid Cap Portfolio	VIP Mid Cap Portfolio seeks long-term growth of capital.

VIP Overseas Portfolio	VIP Overseas Portfolio seeks long-term growth of capital.

VIP Value Portfolio	VIP Value Portfolio seeks capital appreciation.

VIP Value Strategies Portfolio	VIP Value Strategies Portfolio seeks capital appreciation.

I-1

APPENDIX J

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix A identifies the independent registered public accounting firm for each fund.

December 31, 2019 FeesA

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	$66,000	$5,400	$5,600	$2,300
VIP Floating Rate High Income Portfolio	$59,000	$4,800	$3,500	$2,000
VIP Growth Portfolio	$58,000	$4,700	$3,100	$2,000
VIP High Income Portfolio	$85,000	$6,800	$3,300	$2,900
VIP Overseas Portfolio	$62,000	$5,100	$5,500	$2,200
VIP Value Portfolio	$45,000	$100	$8,400	$1,100
VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio	$58,000	$100	$6,400	$1,200
VIP Disciplined Small Cap Portfolio	$42,000	$100	$6,200	$1,000
VIP Emerging Markets Portfolio	$47,000	$100	$6,400	$1,100
VIP Extended Market Index Portfolio	$54,000	$100	$6,300	$1,300
VIP Index 500 Portfolio	$48,000	$100	$6,700	$1,100
VIP International Capital Appreciation Portfolio	$55,000	$4,600	$5,300	$2,000
VIP International Index Portfolio	$53,000	$100	$6,300	$1,300
VIP Total Market Index Portfolio	$54,000	$100	$6,300	$1,300
VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	$56,000	$100	$6,900	$1,300
VIP Dynamic Capital Appreciation Portfolio	$37,000	$100	$6,400	$900
VIP Growth & Income Portfolio	$46,000	$100	$6,900	$1,100
VIP Growth Opportunities Portfolio	$48,000	$100	$5,200	$1,100
VIP Mid Cap Portfolio	$46,000	$3,800	$3,100	$1,600
VIP Value Strategies Portfolio	$44,000	$100	$7,800	$1,100
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	$37,000	$3,000	$2,400	$1,300
VIP Consumer Discretionary Portfolio	$37,000	$3,000	$2,400	$1,300
VIP Consumer Staples Portfolio	$37,000	$3,000	$2,400	$1,300
VIP Energy Portfolio	$38,000	$3,000	$2,400	$1,300
VIP Financial Services Portfolio	$38,000	$3,100	$2,400	$1,300
VIP Health Care Portfolio	$40,000	$3,200	$2,400	$1,400
VIP Industrials Portfolio	$37,000	$3,000	$2,400	$1,300
VIP Materials Portfolio	$37,000	$3,000	$2,400	$1,300
VIP Real Estate Portfolio	$45,000	$3,700	$3,500	$1,600
VIP Technology Portfolio	$42,000	$3,400	$2,400	$1,400
VIP Utilities Portfolio	$37,000	$3,000	$2,400	$1,300

December 31, 2018 FeesA

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	$68,000	$5,800	$7,400	$2,900
VIP Floating Rate High Income Portfolio	$61,000	$5,200	$3,500	$2,600
VIP Growth Portfolio	$61,000	$5,100	$3,700	$2,600
VIP High Income Portfolio	$90,000	$7,500	$3,300	$3,700
VIP Overseas Portfolio	$64,000	$5,600	$5,400	$2,800
VIP Value Portfolio	$45,000	$100	$8,000	$1,400
VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio	$53,000	$100	$6,100	$1,500

J-1

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
VIP Disciplined Small Cap Portfolio	$43,000	$100	$6,400	$1,300
VIP Emerging Markets Portfolio	$48,000	$100	$6,200	$1,400
VIP Extended Market Index Portfolio	$47,000	$100	$6,100	$900
VIP Index 500 Portfolio	$49,000	$100	$6,500	$1,400
VIP International Capital Appreciation Portfolio	$57,000	$5,000	$5,200	$2,500
VIP International Index Portfolio	$47,000	$100	$6,100	$900
VIP Total Market Index Portfolio	$47,000	$100	$6,100	$900
VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	$57,000	$100	$6,500	$1,600
VIP Dynamic Capital Appreciation Portfolio	$38,000	$100	$6,200	$1,100
VIP Growth & Income Portfolio	$47,000	$100	$6,900	$1,400
VIP Growth Opportunities Portfolio	$50,000	$100	$5,200	$1,400
VIP Mid Cap Portfolio	$48,000	$4,100	$3,100	$2,000
VIP Value Strategies Portfolio	$45,000	$100	$7,600	$1,300
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	$36,000	$3,100	$2,400	$1,500
VIP Consumer Discretionary Portfolio	$36,000	$3,100	$2,400	$1,500
VIP Consumer Staples Portfolio	$36,000	$3,100	$2,400	$1,500
VIP Energy Portfolio	$36,000	$3,100	$2,600	$1,500
VIP Financial Services Portfolio	$37,000	$3,100	$2,400	$1,500
VIP Health Care Portfolio	$39,000	$3,300	$2,400	$1,600
VIP Industrials Portfolio	$36,000	$3,100	$2,400	$1,500
VIP Materials Portfolio	$36,000	$3,100	$2,400	$1,500
VIP Real Estate Portfolio	$44,000	$3,800	$3,500	$1,800
VIP Technology Portfolio	$41,000	$3,400	$2,400	$1,700
VIP Utilities Portfolio	$35,000	$3,000	$2,400	$1,500

A	Amounts may reflect rounding.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

J-2

APPENDIX K

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

PWC

	December 31, 2019A	December 31, 2018A
Audit-Related Fees	$7,705,000	$7,930,000
Tax Fees	$10,000	$20,000
All Other Fees	$—	$—

Deloitte Entities

	December 31, 2019A	December 31, 2018A

Audit-Related Fees	$290,000	$5,000
Tax Fees	$5,000	$5,000
All Other Fees	$—	$—

A	Amounts may reflect rounding.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

K-1

APPENDIX L

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
VARIABLE INSURANCE PRODUCTS FUND
Deloitte Entities	December 31, 2019	$585,000
PwC	December 31, 2019	$12,405,000
Deloitte Entities	December 31, 2018	$490,000
PwC	December 31, 2018	$11,180,000
VARIABLE INSURANCE PRODUCTS FUND II
Deloitte Entities	December 31, 2019	$630,000
PwC	December 31, 2019	$12,365,000
Deloitte Entities	December 31, 2018	$535,000
PwC	December 31, 2018	$11,140,000
VARIABLE INSURANCE PRODUCTS FUND III
Deloitte Entities	December 31, 2019	$615,00
PwC	December 31, 2019	$12,365,000
Deloitte Entities	December 31, 2018	$520,000
PwC	December 31, 2018	$11,135,000
VARIABLE INSURANCE PRODUCTS FUND IV
PwC	December 31, 2019	$12,430,000
PwC	December 31, 2018	$11,205,000

A	Amounts may reflect rounding.

L-1

Fidelity, Fidelity Investments & Pyramid Design, VIP Contrafund, and VIP Equity-Income Portfolio are registered service marks of FMR LLC. ©2020 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term “VIP” as used in this document refers to Fidelity® Variable Insurance Products.

1.9898172.100	VIPEQ-PXS-0320

P.O. BOX 673023 DALLAS, TX 75267-3023	Consolidated SmartCard™

This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.

The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, William C. Coffey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at 245 Summer Street, Boston, MA 02210 as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at 245 Summer Street, Boston, MA 02210, on June 9, 2020 at 8:00 a.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE BY MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope.
No postage necessary. VOTE ON THE INTERNET Log on to: www.proxy-direct.com/fidelity or Scan the QR code to your left Follow the on-screen instructions Available 24 hours

VOTE BY PHONE
1-800-337-3503
Follow the recorded instructions
Available 24 hours

FID_xxxxx_011620

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

	Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL:

1.	To elect a Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01.	Dennis J. Dirks	02.	Donald F. Donahue	03.	Bettina Doulton	04.	Vicki L. Fuller	☐	☐	☐

	05.	Patricia L. Kampling	06.	Alan J. Lacy	07.	Ned C. Lautenbach	08.	Robert A. Lawrence

	09.	Joseph Mauriello	10.	Cornelia M. Small	11.	Garnett A. Smith	12.	David M. Thomas

	13.	Susan Tomasky	14.	Michael E. Wiley

	INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the line provided bellow:

2.	To convert a fundamental investment policy to a non-fundamental investment policy.

	To Vote All For ☐ To Vote All Against ☐ To Vote all Abstain ☐

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE

VOTED FOR EACH PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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XXXXXXXXXXXXXX

P.O. BOX 673023 DALLAS, TX 75267-3023	Individual SmartCard™

This card represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration. By voting this card you are voting all of your accounts under this registration in the same manner. If you choose to vote each Individual SmartCard™ you do not need to return the Consolidated SmartCard™

The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, William C. Coffey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at 245 Summer Street, Boston, MA 02210 as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at 245 Summer Street, Boston, MA 02210, on June 9, 2020 at 8:00 a.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE BY MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope.
No postage necessary.

VOTE ON THE INTERNET
Log on to: www.proxy-direct.com/fidelity
or
Scan the QR code to your left
Follow the on-screen instructions
Available 24 hours
VOTE BY PHONE
1-800-337-3503
Follow the recorded instructions
Available 24 hours

FID_xxxxx_011620

FUNDS	FUNDS	FUNDS
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name

Please refer to the Proxy Statement discussion of [each of these/this] matter[s].

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR EACH PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

	Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL:
1.	To elect a Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01.	Dennis J. Dirks	02.	Donald F. Donahue	03.	Bettina Doulton	04.	Vicki L. Fuller	☐	☐	☐

	05.	Patricia L. Kampling	06.	Alan J. Lacy	07.	Ned C. Lautenbach	08.	Robert A. Lawrence

	09.	Joseph Mauriello	10.	Cornelia M. Small	11.	Garnett A. Smith	12.	David M. Thomas

	13.	Susan Tomasky	14.	Michael E. Wiley

	INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the line provided bellow:

2.	To convert a fundamental investment policy to a non-fundamental investment policy.
To Vote All Funds For ☐ To Vote All Funds Against ☐ To Abstain Votes For All Funds ☐, or vote separately by Funds below

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Name of Applicable Fund	☐	☐	☐	02	Name of Applicable Fund	☐	☐	☐
03	Name of Applicable Fund	☐	☐	☐	04	Name of Applicable Fund	☐	☐	☐
05	Name of Applicable Fund	☐	☐	☐	06	Name of Applicable Fund	☐	☐	☐
07	Name of Applicable Fund	☐	☐	☐	08	Name of Applicable Fund	☐	☐	☐
09	Name of Applicable Fund	☐	☐	☐	10	Name of Applicable Fund	☐	☐	☐
11	Name of Applicable Fund	☐	☐	☐	12	Name of Applicable Fund	☐	☐	☐
13	Name of Applicable Fund	☐	☐	☐	14	Name of Applicable Fund	☐	☐	☐

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx	FID1 xxxxx	M xxxxxxxx